Exhibit 10.2

SECOND AMENDMENT TO

PROPERTY MANAGEMENT AND LEASING AGREEMENT

THIS SECOND AMENDMENT TO PROPERTY MANAGEMENT AND LEASING AGREEMENT (this “Amendment”), is made and entered into as of November 16, 2018, by and among AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC., a Maryland corporation (the “Company”), NEW YORK CITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”), and NEW YORK CITY PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS the parties hereto entered into that certain Property Management and Leasing Agreement, dated of April 24, 2014 (as amended by the First Amendment thereto, dated as of April 13, 2018, as further amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.	Amendment to Section 4.1(a). Section 4.1(a) of the Agreement is hereby amended by deleting the words “four percent (4.0%)” set forth therein and replacing such words with “three and one-quarter percent (3.25%)”.

2.	Amendment to Section 6.1(a). Section 6.1(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

“(a) The occurrence of the Termination Date (as defined in that certain Second Amended and Restated Advisory Agreement, dated as of November 16, 2018, among the Company, the OP and New York City Advisors, LLC, as the same may be amended from time to time).”

3.	Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Any capitalized term used in this Amendment and not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted by electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Property Management and Leasing Agreement as of the day and year first set forth above.

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer

NEW YORK CITY OPERATING PARTNERSHIP, L.P.

By:	American Realty Capital New York City REIT, Inc., its General Partner

By:	/s/ Edward M. Weil, Jr.
	Name:	Edward M. Weil, Jr.
	Title:	Chief Executive Officer

NEW YORK CITY PROPERTIES, LLC

By:	/s/ Michael R. Anderson
	Name:	Michael R. Anderson
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Property Management and Leasing Agreement]